UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2016

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 9, 2016, Mr. John Wulff, who has served as a member of the Moody’s Corporation Board of Directors since 2004, informed the Company that he has decided not to stand for re-election at the 2016 annual meeting of stockholders and, therefore, to retire effective on that date.

(d) On February 9, 2016, the Company announced that Mr. Bruce Van Saun has been elected as a member of the Company’s Board, effective as of March 1, 2016. Mr. Van Saun also has been elected to the Board’s Audit and Governance and Compensation Committees. With the election of Mr. Van Saun, the Company’s Board consists of ten directors. Mr. Van Saun, 58, currently serves as the Chairman of the Board and Chief Executive Officer of Citizens Financial Group, Inc., a retail and commercial bank, and serves as a director on the franchise board of Lloyd’s of London, with his term expiring on May 31, 2016.

In accordance with the Company’s director compensation plan for non-employee directors, Mr. Van Saun will be paid an annual cash retainer of $90,000, payable in quarterly installments. He will receive in March 2016 an annual restricted stock award under the 1998 Moody’s Corporation Non-Employee Directors’ Stock Incentive Plan equivalent in value to $155,000 based on the fair market value of the Company’s common stock on the effective date of the grant, which award vests on the first anniversary of the date of grant.

A copy of the Company’s press release relating to Mr. Van Saun’s election as director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 7.01	Regulation FD Disclosure.

The company’s press release announcing Mr. Van Saun’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	“Financial Statements and Exhibits”

(d) Exhibits

99.1	Press release regarding the election of Mr. Van Saun to the Board, dated February 9, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ John J. Goggins
John J. Goggins
Executive Vice President and General
Counsel

Date: February 9, 2016

INDEX TO EXHIBITS

Exhibit No.

99.1	Press release regarding the election of Mr. Van Saun to the Board, dated February 9, 2016